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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of American Medical Systems Holdings, Inc. of our report dated June 23, 1998 relating to the consolidated financial statements of Influence, Inc. included in its Registration Statement on Form S-1 filed with the Securities and Exchange Commission.



/s/ PricewaterhouseCoopers LLP

San Jose, California
August 10, 2000